Exhibit 99.1

One Liberty Properties June 2012 onelibertyproperties.com

Safe Harbor Statement Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the “Company”), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of unexpected lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and in particular the section entitled “Item 1A, Risk Factors”. You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise. 2

One Liberty Overview Internally managed net lease equity REIT focused on U.S. single tenant commercial real estate Weighted average lease term of 8.2 years 100 properties totaling 5.5 million square feet, including six joint venture properties Diversified portfolio by tenant, property & geography 61% of assets are Retail, 19% Industrial/Flex, 20% Office and other sectors Disciplined investment approach balanced through Fundamental real estate analysis, and Tenant credit evaluation to ensure cash flow stability Insider ownership in excess of 20% Largest investor is Gould Investors LP since 1989 3

Investment Highlights 7.39% dividend yield (1) High performing portfolio with embedded growth At least 97.5% year end occupancy for each of the last five years 2012 contractual rental income (2) of $45.4 million represents a 9.1% increase over 2011(3) Manageable debt maturities over the next three years Ability to leverage human capital beyond the REIT Proven ability to make acquisitions through long-standing relationships Acquired approximately $115 million, consisting of 26 properties over last 30 months Pipeline of diverse opportunities in excess of $250 million Strong industry relationships driving growing acquisition opportunities Based on stock price of $17.86 as of June 5, 2012 Our 2012 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, rental income that is payable to us in 2012 under leases existing at June 1, 2012 including rental income that is payable to us in 2012 on our tenancy in common interest. Contractual rental income excludes straight-line rent accruals and amortization of intangibles. Our share of the rental income payable to our joint ventures in 2012 will be approximately $2 million; such sum is not included in 2012 contractual rental income. Based on 2011 contractual rental income as reported and defined in the 12/31/10 10-K 4

Management Team Fredric H. Gould Chairman Chairman of the Board since June 1989, Chief Executive Officer from December 1999 to December 2001 and from July 2005 to December 2007 Chairman of the Board of BRT Realty Trust (NYSE:BRT), a mortgage REIT, since 1984 Chairman of the managing general partner of Gould Investors L.P., since December 1997 Director of EastGroup Properties, Inc. (NYSE: EGP), since 1998 Patrick J. Callan, Jr. President & CEO Chief Executive Officer since 2008, President since 2006, Director since 2002 Senior Vice President of First Washington Realty, Inc. from 2004 to 2005 Responsibility included working on JV that was sold for $2.6 billion and which controlled 100 shopping centers, 13 million square feet Vice President of Real Estate for Kimco Realty Corporation from 1998 to 2004, joined in 1987 Leasing & management responsibility for a $3 billion shopping center portfolio of 200 centers Redeveloped and renovated numerous shopping centers in major east coast markets Instrumental in the portfolio acquisitions Lawrence G. Ricketts, Jr. EVP, COO Chief Operating Officer since January 2008, and Vice President since December 1999 (Executive Vice President since June 2006) Joined One Liberty Properties, Inc. in January 1999 Nearly $1 billion in transaction experience in acquisitions and dispositions on over 140 deals David W. Kalish SVP, CFO Senior Vice President and Chief Financial Officer since June 1990 Served as Senior Vice President, Finance of BRT Realty Trust since August 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since June 1990 Certified Public Accountant 5

Company History A disciplined acquirer and seller of assets 2001 – Active net lease buyer including movie theaters 2002 & 2003 – Completed follow-on offerings of $35.1million and $64.5 million 2006 – $152 million sale of JV movie theatres portfolio for OLP profit of $26.9 million 2007 – Made no investments 2008 – Acquired 13 properties for $62 million 2009 – Made no investments 2010 – Reinitiated investments and acquired 14 properties for $72.3 million 2011 – Completed follow-on offering of $40.6 million and acquired 6 properties for $28 million 2012 – Acquired 6 properties for $14.2 million 6

Broad Geographic Reach 7 Portfolio spans 100 properties in 29 states (5.5 million square feet) Wholly-Owned Properties Number of Properties 2012 Contractual Rental Income Approximate Building Square Feet New York 11 $6,439,179 621,879 Texas 10 $4,720,553 421,308 Georgia 10 $3,827,645 318,466 Pennsylvania 9 $3,766,242 383,255 New Jersey 3 $2,899,300 247,538 Maryland 1 $2,340,923 367,000 North Carolina 3 $2,145,868 140,884 Illinois 6 $2,141,998 195,883 Florida 5 $2,073,118 103,966 Ohio 3 $1,950,247 235,144 Connecticut 2 $1,561,013 47,174 California 1 $1,430,749 106,262 Louisiana 5 $1,359,284 64,976 Tennessee 1 $1,079,367 35,330 Virginia 3 $1,059,605 147,590 Other 21 $6,599,053 768,182 94 $45,394,144 4,204,837 Joint Venture Properties Nebraska 1 $603,594 112,260 Wisconsin 1 $562,500 927,685 Texas 1 $540,000 112,389 Georgia 3 $320,144 155,482 6 $2,026,238 1,307,816 Total Properties 100 $47,420,382 5,512,653 2012 Contractual Rental Income By State (Excluding IV Properties)

Properties By Sector (Excluding JV Properties) 8 Type of Property Number of Tenants Number of Properties 2012 Contractual Rental Income Percentage of 2012 Contractual Rental Income Retail 64 74 $27,648,425 60.9% Industrial 8 9 $5,788,821 12.8% Office 3 3 $4,702,310 10.4% Flex 3 2 $2,637,196 5.8% Health & Fitness 4 4 $2,515,546 5.5% Other 2 2 $2,101,846 4.6% 84 94 $45,394,144 100.0%

Diverse Tenant Base Top 5 Tenants (1) Source: S&P Website, www.standardandpoors.com 9 Tenant Percent of 2012 Contractual Rental Income S&P Credit Rating (1) Haverty Furniture Companies, Inc. (NYSE: HVT) 9.7% Not Rated Office Depot, Inc. (NYSE: ODP) 7.8% B-, Outlook Stable Ferguson Enterprises, Inc. 5.2% Not Rated DSM Nutritional Products, Inc. 4.7% A, Outlook Stable L-3 Communications Corporation 4.3% BBB-, Outlook Stable Total 31.7%

Stable Financial Performance Total Revenue ($ in millions) Proven ability to lease properties and effectively recycle capital Year end occupancy of at least 97.5% in each of the past 5 years (based on square footage) Occupancy remains at 97.6% at June 1, 2012 Year End Occupancy 10

Manageable Lease Expirations (1) Lease expirations assume tenants do not exercise existing renewal options. (2) Includes a property in which we have a tenancy in common interest. (3) Excludes (i) one vacant property (51,000 square feet), (ii) two vacant spaces (aggregating 4,600 square feet) at a multi-tenanted property and (iii) vacant space 45,000 square feet of total 115,500 square feet) at property being re-developed. 11 Year of Expiration (1) Number of Expiring Leases Approximate Square Feet Subject To Expiring Leases (3) 2012 Contractual Rental Income Under Expiring Leases % of 2012 Contractual Rental Income Represented by Expiring Leases % of 2012 Square Feet Represented by Expiring Leases 2012 2 27,000 $233,106 0.5% 0.7% 2013 5 120,790 $1,363,996 3.0% 2.9% 2014 12 698,261 $6,175,391 13.6% 17.0% 2015 5 128,890 $1,498,390 3.3% 3.1% 2016 9 350,941 $3,014,929 6.6% 8.6% 2017 7 (2) 192,071 $3,075,558 6.8% 4.7% 2018 10 247,176 $4,727,201 10.4% 6.0% 2019 3 66,322 $883,702 2.0% 1.6% 2020 6 167,606 $4,014,935 8.8% 4.1% 2021 & Beyond 29 2,105,180 $20,406,936 45.0% 51.3% Total 88 4,104,237 $45,394,144 100.0% 100.0% Series1 Series2

Strong Balance Sheet 98% of the mortgages payable are fixed rate and non-recourse Line of Credit is OLP’s only floating rate recourse debt $35.4 million is available on the Line of Credit as of June 1, 2012 45% Total Debt ($240.4 million) / Total Assets ($536.9 million) (1) Amortizing principal, laddered maturities results in manageable maturity schedule 2012 scheduled amortization of principal balances of approximately $5.4 million (1) Total Debt as of 3/31/12. Total Assets equals total assets as of 3/31/12 plus accumulated depreciation of $62.7 million. (2) Data as of March 31, 2012. Includes one loan with a principal balance of $23.1 million and a maturity date of September 1, 2012 on our eleven Haverty’s properties. We believe that we will be able to refinance such loan, though no assurance can be given that we will be successful in this regard. 12

Growth Opportunities Demonstrated ability to purchase assets that have solid cash-flow characteristics Increasing scale through broad geographic reach Proven capability to identify and understand the intrinsic value of a property Growth through acquisition of select accretive properties Secure long-term net leases with rent increases Emphasis on underlying real estate fundamentals Willing to acquire short term leases Decisive team approach enables Company to capture off-market opportunities Liquidity available to acquire in excess of $100 million of properties 13

Acquisition Case Study – Industrial Acquired an industrial building in Durham, NC in July 2011 net leased to Federal Express Corporation Property is less than ½ mile west of the 22.5 million square foot Research Triangle Park. More than 170 companies representing more than a dozen industries call the park home Building is 46,181 square feet on 5.25 acres of land 14 Purchase Price $3,975,365 Mortgage ($2,200,000) Net Equity Invested $1,775,365 Annual Rental Income $318,029 Annual Interest Expense @ 4.5% ($99,000) Net to OLP $219,029 Return on Equity 12.34%

Acquisition Case Study – Fitness Acquired a fitness club in Hamilton (Cincinnati), OH in August 2011 net leased to LA Fitness International LLC, a nationwide operator of more than 500 health clubs Property is across the street from the 635,000 square foot Bridgewater Falls lifestyle center. Bridgewater Falls features Target, JC Penney, TJ Maxx, Bed, Bath & Beyond, Dicks, Best Buy and PetSmart amongst others Building is 38,000 square feet on 5.10 acres of land 15 Purchase Price $7,900,000 Mortgage ($3,950,000) Net Equity Invested $3,950,000 Annual Rental Income $674,500 Annual Interest Expense @ 4.5% ($177,750) Net to OLP $496,750 Return on Equity 12.58%

Top Tenants Profiles

Havertys Furniture – Tenant Profile 17 Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT) Largest tenant representing 9.7% of 2012 contractual rental income Full service home furnishings retailer founded in 1885 Publicly held company since 1929 119 showrooms in 82 cities across 17 states in the Southern and Midwestern regions HVT has outlasted every economic cycle, from recessions to depressions to boom times As of March 31, 2012 they reported: No long term debt with exception of lease obligations Nothing drawn on $50 million credit Facility More than $56 million in cash and net tangible assets exceeding $266 million They own 45 retail locations Revenue for the quarter of $163.6 million (increase of 6.1%) 2011 revenue of $621 million Net income $2.5 million for quarter vs. loss in prior year 11 properties representing 612,130 square feet Duluth (Atlanta), GA Fayetteville (Atlanta), GA Wichita, KS Lexington, KY Bluffton (Hilton Head), SC Amarillo, TX Cedar Park (Austin), TX Tyler, TX Richmond, VA Newport News, VA Virginia Beach, VA Properties subject to a unitary lease which expires in 2022 Actual photo of Cedar Park (Austin), TX location owned by OLP

Havertys – Cedar Park (Austin), TX Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 9 years. 3 Mile Demographics (Source: The Nielsen Company, 2010) Population: 85,746 Average HH Income: $92,659 Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell’s corporate headquarters and 13 miles northwest of the University of Texas. 18

Havertys – Richmond, VA Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 9 years. 3 Mile Demographics (Source: The Nielsen Company, 2010) Population: 55,356 Average HH Income: $103,032 Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia) Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Tpke, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl’s, Bed Bath and Beyond, Staples and PetSmart. 19

Office Depot – Tenant Profile 20 Source: Tenant’s website Tenant: Office Depot, Inc. (NYSE: ODP) Second largest tenant representing 7.8% of 2012 contractual rental income. Leading global provider of office products and services Founded in 1986. They currently employ 39,000 people Worldwide 1678 office supply retail stores 2011 sales of $11.5 billion First quarter sales of $2.9 billion (down 3.4% from prior year ¼) For the quarter ending March 31, 2012 Office Depot reported: Net income of $41 million versus a net loss of $15 million for Q1 2011 Consolidated adjusted EBITDA of $98 million Ended Q1 with $489 million of cash and net tangible assets of $718 million $704 million available on credit agreement S&P / Moody’s credit rating: B- (stable) / B2 (Stable) 9 properties representing 230,700 square feet City, State: % of 2012 contractual rental income Chicago, IL: 1.2% Miami Springs, FL: 1.1% Kennesaw (Atlanta), GA: 1.1% Cary (Raleigh-Durham), NC: 0.9% Pensacola, FL : 0.8% El Paso, TX: 0.7% Eugene, OR: 0.8% Lake Charles, LA: 0.6% Athens, GA : 0.6% 7 locations subject to similar lease which expire in 2018 and is monetarily cross defaulted; other two leases (Lake Charles & Athens) expire in 2013 and 2014. Actual photo of Cary, NC location owned by OLP

Office Depot – Chicago, IL Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 16 years. 3 Mile Demographics (Source: The Nielsen Company, 2010) Population: 577,482 Average HH Income: $83,713 Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood. 21

Office Depot – Miami Springs, FL Building: 25,000 SF on 1.77 acres. Built in 1993. Office Depot has operated at this location for more than 17 years. 3 Mile Demographics (Source: The Nielsen Company, 2010) Population: 199,401 Average HH Income: $41,828 Location: 3600 NW Lejeune Rd, Miami Springs, FL; 5 miles west of downtown Miami Located adjacent to Miami International Airport in a dense infill location with traffic counts in excess of 100,000 vehicles daily. The property is surrounded by numerous multi-story office buildings, national hotels and restaurants. Airbus operates a $50 million training facility two blocks west of the property, their only such facility in the western hemisphere. 22

Ferguson Enterprises – Baltimore, MD Tenant: Ferguson Enterprises, Inc. 3rd largest tenant representing 5.2% of 2012 contractual rental income The largest United States distributor of plumbing supplies, pipes, valves and fittings Lease terms: Lease expires 3/31/2022 $2.3 million annual net rent through 7/31/2012 Rent increases, every five years, by 50% of the cumulative CPI during the preceding five-year period (capped at 7.5% over the prior period) Debt: $22.0 million, which effectively matures on 1/1/2017 at a fixed rate of 5.79% Building: 367,000 SF industrial building on 28 acres Location: 4501 Hollins Ferry Rd, Baltimore, MD; 5 miles from downtown Baltimore Demographic Profile Radius 1 Mile 3 Miles 5 Miles Population 7,756 85,552 286,934 Daytime / Workplace Population 8,941 64,158 232,922 Median Household Income $48,854 $49,751 $46,062 23 Source: Tenant’s website Source: Nielsen Site Reports

DSM Nutritional – Parsippany, NJ Tenant: DSM Nutritional Products, Inc. 4th largest tenant representing 4.7% of 2012 contractual rental income World's leading supplier of vitamins, carotenoids and other fine chemicals to the feed, food, pharmaceutical and personal care industries Lease guaranteed by Koninklijke DSM, N.V. (S&P Rated: A) US corporate headquarters for DSM Lease terms: Lease expires 8/31/2027 $2.2 million annual net rent through 3/31/2013 Average annual rent increase of 2.2% Debt: $14.6 million which matures on 8/1/2017 at a fixed rate of 5.44% Building: 106,680 SF four-story Class A office building on 10.5 acres built in 1997 Location: 45 Waterview Plaza, Parsippany, NJ; 25 miles from midtown Manhattan Demographic Profile Radius 1 Mile 3 Miles 5 Miles Population 7,659 60,504 127,772 Daytime / Workplace Population 11,878 85,081 138,116 Median Household Income $82,680 $89,243 $96,456 24 Source: Tenant’s website Source: Nielsen Site Reports

L-3 Communications – Hauppauge, NY Tenant: L-3 Communications Corp. 5th largest tenant representing 4.3% of 2012 contractual rental income Contractor in command, control and communications, intelligence, surveillance and reconnaissance, government services, aircraft modernization and maintenance and electronic systems (1) Major provider of homeland defense products. S&P rating: BBB- (outlook stable) Lease terms: Lease expires 12/31/2014 $1.99 million annual net rent through 12/31/2012 Annual rent increases of 2.5% Debt: $9.2 million which matures on 12/27/2014 at a fixed rate of 6.5% Building: 149,870 SF flex building on 12.4 acres built in 1982 Location: 435 Moreland Rd, Hauppauge, NY; on Long Island, 38 miles from midtown Manhattan Demographic Profile Radius 1 Mile 3 Miles 5 Miles Population 5,797 78,990 254,767 Daytime / Workplace Population 18,240 68,029 137,497 Median Household Income $82,459 $88,402 $87,749 25 Source: Tenant’s website Source: Nielsen Site Reports

Investment Highlights 7.39% dividend yield (1) At least 97.5% year end occupancy for each of the last five years High performing portfolio with embedded growth Manageable debt maturities over the next three years Proven ability to make acquisitions through long-standing relationships Strong industry relationships driving growing acquisition opportunities Based on stock price of $17.86 as of June 5, 2012 26 (1)

Appendix

# Portfolio Of Properties By State (1)

ONE LIBERTY PROPERTIES, INC.

**100 Properties in 29 States (As of June 1, 2012)--Properties 1-50 (CA-MO)**

| | Name or Tenant/d.b.a. | City | State | Square Feet |
|---|---|---|---|---|
| 1 | Playboy Entertainment Group, Inc. | Los Angeles | CA | 106,262 |
| 2 | The Sports Authority, Inc. | Greenwood Village | CO | 45,000 |
| 3 | Whole Foods Market, Inc. (Building) | West Hartford | CT | 47,174 |
| 4 | Whole Foods Market, Inc. (Parking Lot) | West Hartford | CT | - |
| 5 | CompUSA Retail, Inc./Systemax, Inc. | Newark | DE | 23,547 |
| 6 | Barnes & Noble Superstores, Inc. | Ft. Myers | FL | 29,993 |
| 7 | Office Depot, Inc. | Miami Springs | FL | 25,000 |
| 8 | OfficeMax, Inc. | Naples | FL | 15,912 |
| 9 | Office Depot, Inc. | Pensacola | FL | 22,700 |
| 10 | BellSouth Telecommunications, Inc. | West Palm Beach | FL | 10,361 |
| 11 | Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee) | Carrollton | GA | 6,012 |
| 12 | Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee) | Cartersville | GA | 5,635 |
| 13 | Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee) | Kennesaw | GA | 4,051 |
| 14 | Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee) | Lawrenceville | GA | 4,025 |
| 15 | Athens (Michaels Arts & Crafts and Office Depot) | Athens | GA | 41,280 |
| 16 | Havertys Furniture | Duluth (Gwinnett Place) | GA | 50,260 |
| 17 | Havertys Furniture | Fayetteville | GA | 65,951 |
| 18 | Office Depot, Inc. | Kennesaw | GA | 32,052 |
| 19 | The Sports Authority, Inc. | Morrow | GA | 50,400 |
| 20 | Kmart Corporation (2) | Savannah | GA | 101,550 |
| 21 | Dollar General, Citi Trends and Rugged Warehouse (2) | Savannah | GA | 45,973 |
| 22 | Lanier Realty Inc. (Outparcel to Kmart above, 2) | Savannah | GA | 7,959 |
| 23 | LA Fitness International, LLC | Tucker | GA | 58,800 |
| 24 | Champaign (Barnes & Noble and Bed, Bath & Beyond) | Champaign | IL | 50,530 |
| 25 | Big Lots | Bolingbrook | IL | 33,111 |
| 26 | hhgregg (Gregg Appliances, Inc.) | Niles | IL | 33,089 |
| 27 | hhgregg (Gregg Appliances, Inc.) | Crystal Lake | IL | 32,446 |
| 28 | Office Depot, Inc. | Chicago | IL | 23,939 |
| 29 | La-Z-Boy | Gurnee | IL | 22,768 |
| 30 | Havertys Furniture | Wichita | KS | 88,108 |
| 31 | Urban Outfitters, Inc. | Lawrence | KS | 8,600 |
| 32 | Havertys Furniture | Lexington | KY | 30,173 |
| 33 | Pantry Gas Station and Convenience Store | Bastrop | LA | 2,607 |
| 34 | Pantry Gas Station and Convenience Store | Kentwood | LA | 2,578 |
| 35 | Lake Charles (PetSmart, Party City and Office Depot) | Lake Charles | LA | 54,229 |
| 36 | Pantry Gas Station and Convenience Store | Monroe | LA | 2,756 |
| 37 | Pantry Gas Station and Convenience Store | Monroe | LA | 2,806 |
| 38 | Huttig Building Products, Inc. | Saco | ME | 91,400 |
| 39 | Ferguson Enterprises, Inc. | Baltimore | MD | 367,000 |
| 40 | Pep Boys - Manny, Moe & Jack | Everett | MA | 18,572 |
| 41 | CVS Caremark Corporation | Hyannis | MA | 9,750 |
| 42 | CVS Caremark Corporation | Marstons Mills | MA | 8,775 |
| 43 | Walgreen Co. | Somerville | MA | 12,054 |
| 44 | East Hills Athletic Club (Saint Mary's Health Mgmt Co./Trinity Health) | Grand Rapids | MI | 130,000 |
| 45 | Orchard Hills Swim & Sports Club (Saint Mary's Health Mgmt Co./Trinity Health) | Grand Rapids | MI | 72,000 |
| 46 | Pantry Gas Station and Convenience Store | D'Iberville | MS | 2,650 |
| 47 | Pantry Gas Station and Convenience Store | Flowood | MS | 4,505 |
| 48 | Pantry Gas Station and Convenience Store | Vicksburg | MS | 4,505 |
| 49 | Pantry Gas Station and Convenience Store | Vicksburg | MS | 2,790 |
| 50 | Kohl's Department Stores, Inc. | Kansas City | MO | 88,807 |

(1) Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2) Joint Venture Property
(3) We are evaluating opportunities to redevelop this property.

# Portfolio Of Properties By State (1)

ONE LIBERTY PROPERTIES, INC.

**100 Properties in 29 States (As of June 1, 2012)--Properties 51-100 (NE-WI)**

| # | Name or Tenant/d.b.a. | City | State | Square Feet |
|---|---|---|---|---|
| 51 | Shopko Stores, Inc. (2) | Lincoln | NE | 112,260 |
| 52 | Burlington Coat Factory | Cherry Hill | NJ | 115,500 |
| 53 | Avalon Carpet Tile and Flooring | Deptford | NJ | 25,358 |
| 54 | DSM Nutritional Products Inc. | Parsippany | NJ | 106,680 |
| 55 | OfficeMax, Inc. | Batavia | NY | 23,483 |
| 56 | The City of New York | Brooklyn | NY | 66,000 |
| 57 | L-3 Communications Corporation | Hauppauge | NY | 149,870 |
| 58 | TGI Friday's Inc. | Hauppauge | NY | 7,000 |
| 59 | RT Long Island Franchisee LLC/Ruby Tuesday, Inc. | Island Park | NY | 6,125 |
| 60 | DHL Express, Inc. | Melville | NY | 51,351 |
| 61 | International Bonded Couriers, Inc. | New Hyde Park | NY | 38,000 |
| 62 | Vacant | New Hyde Park | NY | 51,000 |
| 63 | Sanford Realty Associates, Inc. | New York | NY | 125,000 |
| 64 | Cedar Graphics, Inc. & Gavin Mfg. Corp. | Ronkonkoma | NY | 89,500 |
| 65 | Petco Animal Supplies, Inc. | Selden | NY | 14,550 |
| 66 | Office Depot, Inc. | Cary | NC | 33,490 |
| 67 | Federal Express Corporation | Durham | NC | 46,181 |
| 68 | Greensboro I Theatre LLC c/o Regal Cinemas Inc. | Greensboro | NC | 61,213 |
| 69 | Kittle's Home Furnishing Center, Inc. | Columbus | OH | 96,924 |
| 70 | Quality Bakery Company (Lancaster Colony Corp.) | Columbus | OH | 100,220 |
| 71 | L.A. Fitness International, LIC, | Hamilton | OH | 38,000 |
| 72 | Office Depot, Inc. | Eugene | OR | 24,978 |
| 73 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Gettysburg | PA | 2,944 |
| 74 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Hanover | PA | 2,702 |
| 75 | The Men's Wearhouse, Inc. | Monroeville | PA | 6,051 |
| 76 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Palmyra | PA | 2,798 |
| 77 | Sweet Ovations LLC | Philadelphia | PA | 166,000 |
| 78 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Reading | PA | 2,551 |
| 79 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Reading | PA | 2,754 |
| 80 | Lakeview Shopping Centre (Kohl's, Giant Supermarket, Marshalls) | Royersford | PA | 194,451 |
| 81 | Wendy's Old Fashioned Hamburgers (Valenti Franchisee) | Trexlertown | PA | 3,004 |
| 82 | Havertys Furniture | Bluffton (Hilton Head | SC | 35,011 |
| 83 | CarMax Auto Stores | Knoxville | TN | 35,330 |
| 84 | Havertys Furniture | Amarillo | TX | 72,227 |
| 85 | Havertys Furniture | Austin (Cedar Park) | TX | 50,810 |
| 86 | Office Depot, Inc. | El Paso | TX | 25,000 |
| 87 | Viscount Village (Best Buy, Barnes & Noble, CompUSA & Mattress Firm) | El Paso | TX | 110,179 |
| 88 | Party City Corporation | Houston | TX | 12,000 |
| 89 | PetSmart, Inc. | Houston | TX | 20,087 |
| 90 | Guitar Center Stores, Inc. | Houston | TX | 25,005 |
| 91 | Bassett Furniture | Plano | TX | 26,000 |
| 92 | Stacy Furniture (2)(3) | Plano | TX | 112,389 |
| 93 | Safelite Fulfillment, Inc. | Rosenberg | TX | 8,000 |
| 94 | Havertys Furniture | Tyler | TX | 72,000 |
| 95 | Havertys Furniture | Newport News | VA | 49,865 |
| 96 | Havertys Furniture | Richmond (Midlothia | VA | 38,788 |
| 97 | Havertys Furniture | Virginia Beach | VA | 58,937 |
| 98 | Payless Shoesource, Inc. | Seattle | WA | 3,038 |
| 99 | Hob-Lob Limited Partnership | Onalaska | WI | 63,919 |
| 100 | Bucyrus International (2) | South Milwaukee | WI | 927,685 |
| | ***Total Square Footage*** | | | ***5,512,653*** |

(1)Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2)Joint Venture Property
(3)We are evaluating opportunities to redevelop this property.